Westwood Holdings Group, Inc. Reports Third Quarter 2026 Results
Launched PWRX, the first new ETF on the Texas Stock Exchange
Our ETF platform surpassed $430 million in assets
Closed $30 million in private capital commitments and nearly $200 million year-to-date
Defined contribution plan funded with over $450 million in SMidCap
Dallas, TX, November 5, 2026 – Westwood Holdings Group, Inc. (NYSE: WHG) today reported third quarter 2026 earnings. Significant items included:
▪Investment strategies beating their primary benchmarks included Select Equity, Multi-Asset Income, Real Estate Income and Tactical Growth SMA.
▪AllCap Value, Select Equity and Multi-Asset Income posted top quartile rankings vs. peers and Real Estate Income posted top decile rankings vs. peers.
▪Quarterly revenues totaled $26.6 million vs. $25.3 million in the second quarter and $24.3 million a year ago. Net income of $3.1 million compared with $1.5 million in the second quarter and $3.7 million in 2025's third quarter.
▪Non-GAAP Economic Earnings of $4.4 million compared with $3.0 million in the second quarter and $5.7 million in the third quarter of 2025.
▪Westwood held $65.0 million in cash and investments as of September 30, 2026. Westwood's stockholders' equity totaled $129.1 million.
▪We declared a cash dividend of $0.15 per common share, payable on January 4, 2027 to stockholders of record on December 1, 2026.
Brian Casey, Westwood’s CEO, commented, "We're proud of the progress we made this quarter, highlighted by the launch of our Enhanced Power and Infrastructure ETF (PWRX) as the first new ETF on the Texas Stock Exchange and our ETF platform surpassed $430 million in assets at quarter-end. With continued momentum in our private capital business and a robust pipeline across our Value, Managed Investment Solutions and Energy strategies, we believe Westwood is well positioned to deliver long-term value for clients and shareholders."
Firmwide assets under management and advisement totaled $17.1 billion, consisting of assets under management ("AUM") of $16.1 billion and assets under advisement ("AUA") of $1.0 billion.
Third quarter revenues exceeded the second quarter on higher private capital distributions, and continued growth from our ETFs and private energy secondaries funds. Third quarter net income of $3.1 million exceeded the second quarter's $1.5 million on higher revenues and unrealized gains on multiple private investments, offset by $1.7 million of one-time severance-related compensation expenses and higher income taxes. Diluted earnings per share ("EPS") of $0.34 compared to $0.17 for the second quarter. Non-GAAP Economic Earnings of $4.4 million, or $0.48 per share, compared with $3.0 million, or $0.33 per share, in the second quarter.
Third quarter revenues were higher than last year's third quarter due to continued growth in our ETFs and private energy secondaries funds, and private capital distributions. Third quarter net income of $3.1 million compared unfavorably to last year's third quarter income of $3.7 million due to $1.7 million of one-time severance-related compensation expenses, higher professional services expenses and higher income taxes, offset by higher revenues and unrealized gains on multiple private investments. Diluted EPS of $0.34 compared with $0.41 for 2025's third quarter. Non-GAAP Economic Earnings were $4.4 million, or $0.48 per share, compared with $5.7 million, or $0.64 per share, in the third quarter of 2025.
Economic Earnings and Economic EPS are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers in the attached tables.
Westwood will host a conference call to discuss third quarter 2026 results and other business matters at 4:30 p.m. Eastern time today. To join the conference call, please register here:
https://register-conf.media-server.com/register/BI60c545b809b742e49e56e3d2ba117f9f
After registering, you will be provided with a dial-in number containing a personalized PIN.
To view the webcast, please register here: https://edge.media-server.com/mmc/p/ka62hjh7
Once registered, an email will be sent with important details for this conference call, as well as a unique Registrant ID.
ABOUT WESTWOOD HOLDINGS GROUP
Westwood Holdings Group (NYSE: WHG) is a boutique asset management firm that offers a diverse array of actively-managed and outcome-oriented investment strategies, along with white-glove trust and wealth services, to institutional, intermediary and private wealth clients. For over 40 years, Westwood’s client-first approach has fostered strong, long-term client relationships due to our unwavering commitment to delivering bespoke investment strategies with a vehicle-optimized approach, exceptional counsel and unparalleled client service. Our flexible and agile approach to investing allows us to adapt to constantly changing markets, while continually seeking innovative strategies that meet our investors’ short and long-term needs.
Our team at Westwood comes from varied backgrounds and life experiences, which reflects our origins as a woman-founded firm. We are committed to incorporating diverse insights and knowledge into all aspects of our services and solutions. Our culture and approach to our business reflect our core values - integrity, reliability, responsiveness, adaptability, teamwork and driving results - and underpin our constant pursuit of excellence.
For more information on Westwood, please visit westwoodgroup.com.
Forward-looking Statements
Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “believe,” “expect,” “could,” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: the composition and market value of our AUM and AUA; our ability to maintain our fee structure in light of competitive fee pressures; risks associated with actions of activist stockholders; distributions to our common stockholders have included and may in the future include a return of capital; inclusion of foreign company investments in our AUM; regulations adversely affecting the financial services industry; our ability to maintain effective cyber security; litigation risks; our ability to develop and market new investment strategies successfully; our reputation and our relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to perform operational tasks; our ability to select and oversee third-party vendors; our dependence on the operations and funds of our subsidiaries; our ability to maintain effective information systems; our ability to prevent misuse of assets and information in the possession of our employees and third-party vendors, which could damage our reputation and result in costly litigation and liability for our clients and us; our stock is thinly traded and may be subject to volatility; competition in the investment management industry; our ability to avoid termination of client agreements and the related investment redemptions; the significant concentration of our revenues in a small number of customers; we have made and may continue to make business combinations as a part of our business strategy, which may present certain risks and uncertainties; our relationships with investment consulting firms; our ability to identify and execute on our strategic initiatives; our ability to declare and pay dividends; our ability to fund future capital requirements on favorable terms; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2025 and its quarterly report on Form 10-Q for the quarters ended March 31, 2026, June 30, 2026 and September 30, 2026. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

# # # #

SOURCE: Westwood Holdings Group, Inc.

(WHG-G)
CONTACT:
Westwood Holdings Group, Inc.
Terry Forbes
Chief Financial Officer and Treasurer
(214) 756-6900

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025
REVENUES:
Advisory fees:
Asset-based	$19,202	$19,372	$18,887
Trust fees	5,567	5,372	5,416
Other, net	1,802	599	(14)
Total revenues	26,571	25,343	24,289
EXPENSES:
Employee compensation and benefits	15,572	14,189	13,286
Sales and marketing	735	643	633
Westwood funds	1,379	1,082	1,101
Information technology	2,713	2,742	2,893
Professional services	2,401	1,812	1,593
General and administrative	2,388	2,811	2,774
Total expenses	25,188	23,279	22,280
Net operating income	1,383	2,064	2,009
Net change in unrealized appreciation on private investments	2,883	—	1,932
Net investment income	324	266	459
Other income (expense)	—	(78)	292
Income before income taxes	4,590	2,252	4,692
Income tax provision	1,470	725	963
Net income	$3,120	$1,527	$3,729
Less: income attributable to noncontrolling interest	3	8	30
Income attributable to Westwood Holdings Group, Inc.	$3,117	$1,519	$3,699
Earnings per Westwood Holdings Group, Inc. share:
Basic	$0.36	$0.18	$0.44
Diluted	$0.34	$0.17	$0.41
Weighted average shares outstanding:
Basic	8,656,964	8,644,321	8,418,174
Diluted	9,192,363	9,079,971	8,941,347
Economic Earnings	$4,402	$2,968	$5,714
Economic EPS	$0.48	$0.33	$0.64
Dividends declared per share	$0.15	$0.15	$0.15

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and share amounts)
(unaudited)

	Nine Months Ended
	September 30, 2026	September 30, 2025
REVENUES:
Advisory fees:
Asset-based	$57,883	$54,573
Trust fees	16,257	15,914
Other, net	2,740	174
Total revenues	76,880	70,661
EXPENSES:
Employee compensation and benefits	46,931	41,259
Sales and marketing	2,038	2,050
Westwood funds	3,325	2,955
Information technology	8,091	8,264
Professional services	6,359	4,692
General and administrative	8,185	8,632
Total expenses	74,929	67,852
Net operating income	1,951	2,809
Realized gains on private investments	2,046	—
Net change in unrealized appreciation on private investments	2,868	1,932
Net investment income	883	1,185
Other income (expense)	(78)	826
Income before income taxes	7,670	6,752
Income tax provision	2,241	1,515
Net income	$5,429	$5,237
Less: income attributable to noncontrolling interest	11	41
Income attributable to Westwood Holdings Group, Inc.	$5,418	$5,196
Earnings per share:
Basic	$0.63	$0.62
Diluted	$0.60	$0.59
Weighted average shares outstanding:
Basic	8,600,460	8,359,584
Diluted	9,105,334	8,846,168
Economic Earnings	$10,217	$11,020
Economic EPS	$1.12	$1.25
Dividends declared per share	$0.45	$0.45

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share amounts)
(unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$24,099	$26,249
Accounts receivable	15,539	16,751
Investments, at fair value (amortized cost of $21,516 and $19,923)	23,665	21,433
Investments under measurement alternative	17,189	15,697
Equity method investments	4,318	4,303
Other assets	7,999	7,501
Goodwill	39,501	39,501
Deferred income taxes	1,964	2,452
Operating lease right-of-use assets	9,298	9,676
Intangible assets, net	16,125	18,199
Property and equipment, net of accumulated depreciation of $8,933 and $8,952	3,074	536
Total assets	$162,771	$162,298
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$5,173	$7,584
Dividends payable	2,696	2,701
Compensation and benefits payable	10,991	13,626
Operating lease liabilities	13,295	10,171
Income taxes payable	402	1,493
Total liabilities	32,557	35,575
Stockholders’ Equity:
Common stock, $0.01 par value, authorized 25,000,000 shares, issued 12,580,572 and 12,337,758, respectively and outstanding 9,517,454 and 9,394,066, respectively	127	124
Additional paid-in capital	209,713	206,120
Treasury stock, at cost – 3,063,118 and 2,986,692 shares, respectively	(90,900)	(89,612)
Retained earnings	10,155	8,983
Total Westwood Holdings Group, Inc. stockholders’ equity	129,095	125,615
Noncontrolling interest in consolidated subsidiary	1,119	1,108
Total equity	130,214	126,723
Total liabilities and stockholders’ equity	$162,771	$162,298

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,429	$5,237
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	313	376
Amortization of intangible assets	2,074	3,143
Net change in unrealized appreciation on investments	(5,356)	(1,840)
Realized gains on private investments	(2,046)	—
Stock-based compensation expense	3,596	3,925
Deferred income taxes	488	(312)
Non-cash lease expense	380	851
Loss on asset disposition	16	—
Changes in operating assets and liabilities:
Accounts receivable	1,212	(117)
Other assets	(498)	(867)
Accounts payable and accrued liabilities	(2,411)	(1,006)
Compensation and benefits payable	(2,635)	(2,115)
Income taxes payable	(1,091)	1,216
Other liabilities	3,122	(949)
Net sales of equity investments	6,364	7,842
Contingent consideration	—	(4,442)
Net cash provided by operating activities	8,957	10,942
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales of investments	4,827	—
Purchases of property and equipment	(833)	(82)
Purchases of leasehold improvements	(2,035)	—
Purchases of investments	(11,867)	(2,000)
Additions to internally developed software	—	(449)
Returns of capital from private capital investments	4,335	—
Net cash used in investing activities	(5,573)	(2,531)
CASH FLOWS FROM FINANCING ACTIVITIES:
Restricted stock returned for payment of taxes	(1,288)	(1,335)
Payment of contingent consideration in acquisition	—	(201)
Cash dividends	(4,246)	(4,118)
Net cash used in financing activities	(5,534)	(5,654)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(2,150)	2,757
Cash and cash equivalents, beginning of period	26,249	18,847
Cash and cash equivalents, end of period	$24,099	$21,604
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for income taxes	$2,849	$609
Accrued dividends	$2,696	$2,579
Right-of-use assets obtained in exchange for operating lease liabilities	$—	$8,133

WESTWOOD HOLDINGS GROUP, INC.
Reconciliation of Income Attributable to Westwood Holdings Group, Inc. to Economic Earnings
(in thousands, except per share and share amounts)
(unaudited)
As supplemental information, we are providing non-GAAP performance measures that we refer to as Economic Earnings and Economic Earnings per share. We provide these measures in addition to, not as a substitute for, income attributable to Westwood Holdings Group, Inc. and earnings per share, which are reported on a GAAP basis. Our management and Board of Directors review Economic Earnings and Economic Earnings per share to evaluate our ongoing performance, allocate resources, and review our dividend policy. We believe that these non-GAAP performance measures, while not substitutes for GAAP income attributable to Westwood Holdings Group, Inc. or earnings per share, are useful for management and investors when evaluating our underlying operating and financial performance and our available resources. We do not advocate that investors consider these non-GAAP measures without also considering financial information prepared in accordance with GAAP.
We define Economic Earnings as income attributable to Westwood Holdings Group, Inc. plus non-cash equity-based compensation expense, amortization of intangible assets and deferred taxes related to goodwill. Although depreciation on fixed assets is a non-cash expense, we do not add it back when calculating Economic Earnings because depreciation charges represent an allocation of the decline in the value of the related assets that will ultimately require replacement. In addition, we do not adjust Economic Earnings for tax deductions related to restricted stock expense or amortization of intangible assets. Economic Earnings per share represents Economic Earnings divided by diluted weighted average shares outstanding.

	Three Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025
Income attributable to Westwood Holdings Group, Inc.	$3,117	$1,519	$3,699
Stock-based compensation expense	1,044	1,291	1,303
Intangible amortization	646	646	1,061
Tax benefit from goodwill amortization	136	136	136
Tax impact of adjustments to GAAP income	(541)	(624)	(485)
Economic Earnings	$4,402	$2,968	$5,714
Earnings per diluted share	$0.34	$0.17	$0.41
Stock-based compensation expense	0.11	0.14	0.15
Intangible amortization	0.08	0.08	0.11
Tax benefit from goodwill amortization	0.01	0.01	0.02
Tax impact of adjustments to GAAP income	(0.06)	(0.07)	(0.05)
Economic Earnings per diluted share	$0.48	$0.33	$0.64
Diluted weighted average shares	9,192,363	9,079,971	8,941,347

		Nine Months Ended
		September 30, 2026	September 30, 2025
Income attributable to Westwood Holdings Group, Inc.		$5,418	$5,196
Stock-based compensation expense		3,596	3,925
Intangible amortization		2,074	3,143
Tax benefit from goodwill amortization		408	396
Tax impact of adjustments to GAAP income		(1,279)	(1,640)
Economic Earnings		$10,217	$11,020
Earnings per diluted share		$0.60	$0.59
Stock-based compensation expense		0.39	0.44
Intangible amortization		0.23	0.37
Tax benefit from goodwill amortization		0.04	0.04
Tax impact of adjustments to GAAP income		(0.14)	(0.19)
Economic Earnings per diluted share		$1.12	$1.25
Diluted weighted average shares		9,105,334	8,846,168